                                 EXHIBIT 99.04

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1993-3

                         [Exhibit Begins on Next Page]

                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3
                _______________________________________________

                Monthly Period:                   04/01/96 to
                                                  04/30/96
                Distribution Date:                05/15/96
                Transfer Date:                    05/14/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders per $1,000
        original certificate principal amount                       $4.79166667

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount                                $4.79166667

    3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount                $0.00000000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-3
Page 2


B.      Information Regarding the Performance of the Trust.
        ---------------------------------------------------

        1.  Collection of Principal Receivables.
            ------------------------------------

            The aggregate amount of Collections of Principal
            Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                                Principal Collection Rate               $ Amount
                                          ------------------------------------------------------------
                                                                           10.28%       $77,105,076.40

        2.  Collection of Finance Charge Receivables.
            -----------------------------------------

            The aggregate amount of Collections of Finance Charge
            Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                                    Finance Charge Yield                $ Amount
                                       ---------------------------------------------------------------
                    Periodic Finance Charges                               14.92%        $9,325,209.99
                    Discount Receivables                                    1.63%        $1,015,568.37
                                                                            -----        -------------
                       Total                                               16.55%       $10,340,778.36


        3.  Principal Receivables / Investor Percentages
            --------------------------------------------

            (a)     The aggregate amount of Principal Receivables
                    in the Trust as of the last day of the
                    Collection Period                         $15,407,153,743.19

            (b) (1) Invested Amount as of the last day
                    of the Collection Period                     $750,000,000.00

                (2) The CCA Amount as of the last day of the
                    Collection Period                                      $0.00

            (c) (1) The Floating Investor Percentage: The Invested
                    Amount plus the CCA Amount set forth in
                    paragraph 3(b) above as a percentage of the
                    aggregate amount of Principal Receivables set forth
                    in paragraph 3(a) above (finance charge & defaults)   4.868%

                (2) The Floating Investor Percentage: The Invested
                    Amount as a percentage of the aggregate amount
                    of Principal Receivables (principal collections)      4.868%

            (d)     During the Amortization Period: The Invested
                    Amount plus the CCA Amount as of _______
                    (the last day of the Revolving Period)                   N/A

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-3
Page 3

             (e)     The Fixed/Floating Allocation Percentage: The
                     Amount set forth in paragraph 3(d) above as a
                     percentage of the aggregate amount of Principal
                     Receivables set forth in paragraph 3(a) above          N/A

        4.   Delinquent Balances.
             --------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Collection Period

                                                                                  Aggregate
                                                        % of Total                 Account
                                                       Outstandings                Balance
                                                  ------------------------------------------------
             (a)     35 - 64 days                          1.47%                $233,085,687.89
             (b)     65 - 94 days                          0.95%                $150,215,281.63
             (c)     95 - 124 days                         0.70%                $110,895,315.12
             (d)     125 - 154 days                        0.56%                 $88,035,352.92
             (e)     155 or more days                      0.90%                $142,961,233.62
                                                  ------------------------------------------------
                                     Total                 4.58%                $725,192,871.18
                                                  ================================================

        5.   Monthly Investor Default Amount.
             --------------------------------

             (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Collection Period allocable to the Invested Amount Amount (the "Monthly Investor Default
                     Amount")                                   $3,037,437.48



        6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
             -----------------------------------------------------

             (a)     The aggregate amount of Investor Charge-Offs       $0.00
                     during the Collection Period

             (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                     amount of each Certificateholder's investment)     $0.00

             (c)     The aggregate amount of Investor Charge-
                     Offs reimbursed  on the Transfer Date              $0.00

             (d)     The amount set forth in paragraph 6(c) above, per
                     $1,000 interest (which will have the effect of increasing, pro rata, the amount of each
                     Certificateholder's investment)                    $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1993-3
Page 4


     7.  Investor Servicing Fee
         ----------------------
         The amount of the Investor Monthly Servicing Fee payable
         by the Trust to the Servicer for the Collection Period      $937,500.00


    8.   Withdrawal from Cash Collateral Account
         ---------------------------------------
         The amount to be withdrawn from Cash Collateral Account
         on the related Distribution date.                                 $0.00


    9.   Cash Collateral Amount.
         ----------------------
         The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                                Total             $97,500,000.00


        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                                Total             $97,500,000.00


   10. Funds on Deposit in Cash Collateral Account
       -------------------------------------------
       The aggregate amount of funds on deposit in the Cash
       Collateral Account pursuant to Section 2.11(a)(viii) of the
       Amended Loan Agreement on such Distribution Date                    $0.00


   11. Series 1993-3 Guaranty Amount
       -----------------------------
       (a)     The Available Series 1993-3 Guaranty Amount
               on such Distribution Date                          $15,000,000.00

       (b)     The Required Series 1993-3 Guaranty Amount
               on such Distribution Date                          $15,000,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1993-3
Page 5



     12.  The Available Series 1993-3 Loan Amount
          ---------------------------------------

          The Available Series 1993-3 Loan Amount
          on such Distribution Date                               $82,500,000.00


     13.  The Economic Payout Amount
          --------------------------

          The Economic Payout Amount, if any, for such
          Distribution Date                                                $0.00

     14.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor
                                                                      1.00000000


     15.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period              11.69%


     16.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.75%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President